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             CONVERTIBLE DEBENTURES AND WARRANTS PURCHASE AGREEMENT

                                     Between

                               Sedona Corporation

                                       and

                         the Investors Signatory Hereto


         CONVERTIBLE DEBENTURES AND WARRANTS PURCHASE AGREEMENT dated as of November 22, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Sedona Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase, in the aggregate, (i) $3,000,000 principal amount of Convertible Debentures (as defined below) and (ii) Warrants (as defined below).

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               Certain Definitions

Section 1.1. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2. "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3. "Closing" shall mean the closing of the purchase and sale of the Convertible Debentures and Warrants pursuant to Section 2.1.

Section 1.4. "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1(b) hereto) and the Closing shall have occurred.

Section 1.5. "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

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Section 1.6. "Conversion Shares" shall mean the shares of Common Stock registered pursuant to the Registration Statement issuable upon conversion of the Convertible Debentures.

Section 1.7. "Convertible Debenture(s)" shall mean the 5% convertible debenture(s) registered pursuant to the Registration Statement due 120 days from their date of issuance, in the form of Exhibit A hereto.

Section 1.8. "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.9. "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

Section 1.10. "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit B hereto executed and delivered contemporaneously with this Agreement.

Section 1.11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.12. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Convertible Debentures, the Warrants or the Escrow Agreement in any material respect.

Section 1.13. "Maturity Date" shall mean the date on which the outstanding principle amount and any accrued but unpaid interest of the Convertible Debentures are due and payable as set forth in the Convertible Debenture.

Section 1.14. "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.15. "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.16. "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

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Section 1.17. "Prospectus Supplement" shall mean the prospectus supplement to the Registration Statement relating to the offer of the Convertible Debenture, the Warrants, the Conversion Shares and the Warrant Shares.

Section 1.18. "Purchase Price" shall mean the sum of $2,500,000, in the aggregate, which amount the Company and the Investor hereby acknowledge represents an original issue discount to the Convertible Debentures.

Section 1.19. "Registration Statement" shall mean the registration statement on Form S-3 (File No. 333-37678), dated May 23, 2000 and the amendment thereto dated June 26, 2000, filed by the Company with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), to register with the Commission pursuant to Rule 415 of the Securities Act the public offering of the Company's debt and equity securities.

Section 1.21. "SEC" shall mean the Securities and Exchange Commission.

Section 1.22. "SEC Documents" shall mean the Registration Statement, the Prospectus Supplement, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of the Annual Report through the date hereof.

Section 1.23. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 1.24. "Securities" shall mean the Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares.

Section 1.25. "Shares" shall have the meaning set forth in the definition of Outstanding herein.

Section 1.26. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

Section 1.27. "Warrants" shall mean the Commitment Warrants (as defined in
Section 2.2), substantially in the form of Exhibit C, and the Additional Warrants (as defined in Section 2.2), substantially in the form of Exhibit D, to purchase shares of Common Stock, both to be issued to the Investors pro-rata hereunder and registered pursuant to the Registration Statement.

Section 1.28. "Warrant Shares" shall mean all shares of Common Stock registered pursuant to the Registration Statement or other securities issued or issuable pursuant to exercise of the Warrants.

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                                   ARTICLE II

            Purchase and Sale of Convertible Debentures and Warrants

Section 2.1. Investment.

     (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, in the aggregate, $3,000,000 principal amount of Convertible Debentures together with the Warrants at the Purchase Price on the Closing Date. Each Investor shall deliver to the Escrow Agent immediately available funds in their proportionate amount of the Purchase Price as set forth on the signature pages hereto and the Company shall deliver the Convertible Debentures evidencing said principal sum to the Escrow Agent, to be held by the Escrow Agent pursuant to the Escrow Agreement. Upon satisfaction of the conditions set forth in
Section 2.1(b), the Closing shall occur at the offices of the Escrow Agent at which time the Escrow Agent (x) shall release the Convertible Debentures and the Warrants to the Investors and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

     (b) The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

         (i) acceptance and execution by the Company and by the Investors, of this Agreement and all exhibits hereto;

         (ii) delivery into escrow by each Investor of immediately available funds in their proportionate amount of the Purchase Price of the applicable Convertible Debenture and Warrant, as more fully set forth in the Escrow Agreement;

         (iii) all representations and warranties of the Investors contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

         (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

         (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debentures and Warrants, or shall have the availability of exemptions therefrom;

         (vi) the sale and issuance of the Convertible Debentures and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Convertible Debentures and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

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         (vii)    delivery of the original fully executed Convertible Debentures and Warrants to the Escrow Agent;

         (viii) delivery to the Escrow Agent of an opinion of Piper Marbury Rudnick & Wolfe LLP, counsel to the Company, in the form of Exhibit E hereto; and

         (ix)     Delivery of the Company's original executed Escrow Agreement.

     Section 2.2. Warrants. At the Closing, the Company shall issue to the Investors (i) a warrant to purchase, in the aggregate, up to a number of shares of Common Stock equal to $450,000 divided by the closing bid price of the Common Stock on the Principal Market on the Trading Day immediately prior to the Closing Date (the "Commitment Warrant"), and (ii) a warrant to purchase, in the aggregate, up to a number of shares of Common Stock equal to $300,000 divided by the closing bid price of the Common Stock on the Principal Market on the Trading Day immediately prior to the Closing Date (the "Additional Warrant"). The Additional Warrant shall be exercisable only in the event that any outstanding principal and accrued but unpaid interest on the Convertible Debenture is not paid in full on or before 120 calendar days from the Closing Date. The exercise price of the Warrants shall be 115% of the average of the closing bid prices of the Common Stock on the Principal Market on the five (5) consecutive Trading Days immediately prior to the Closing Date. The Company shall issue Warrants to the Investors pro rata among all Investors in proportion to their respective initial purchases of the Convertible Debentures pursuant to this Agreement.

     Section 2.3. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to this Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that a breach by either party of this Agreement, or exhibits thereto, (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such agreements bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to maintain the effectiveness of the Registration Statement or to deliver stock certificates upon any conversion, and (c) the parties are sophisticated businesses and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

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                                  ARTICLE III

                 Representations and Warranties of each Investor

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section 3.1. Organization. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

Section 3.2. Authority. This Agreement and each agreement attached as an exhibit hereto which is required to be executed by the Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.3. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.4. Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor or (a) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.5. Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Investor acknowledges delivery of the Prospectus Supplement. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by Investor.

Section 3.6. No Misrepresentation. The representations and warranties of the Investor contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Investor to the Company pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                                   ARTICLE IV

                  Representations and Warranties of the Company

         As of the date hereof, the Company represents and warrants to the Investors that, except as set forth on the SEC Documents or on the Disclosure Schedule prepared by the Company and attached hereto:

Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not have any subsidiaries, and does not own more that fifty percent (50%) of or control any other business entity. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to conduct its business as now conducted, to enter into and perform its obligations under this Agreement, the Escrow Agreement and the Warrants, and to issue the Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Escrow Agreement, the Convertible Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Escrow Agreement, the Warrants and the Convertible Debentures have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except the Company makes no representation or warranty with respect to the enforceability of any terms of these agreements which require the Company to issue Conversion Shares upon conversion of the Convertible Debenture and Warrant Shares upon the exercise of the Warrants notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code") or, in the event it is a debtor under the Bankruptcy Code, to waive any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Convertible Debenture and the exercise of the Warrants, or which prohibit the Company from seeking affirmative judicial relief from its obligations hereunder other than pursuant to the Bankruptcy Code. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debentures and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Debentures and Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Debentures is absolute and unconditional regardless of the dilutive effect that such issuance may have on

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the ownership interests of other stockholders of the Company, to the extent permitted under the Bankruptcy Code, and notwithstanding the commencement of any case under the Bankruptcy Code. The Company shall not seek affirmative judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code, although the Company reserves the right to defend any actin brought by the Investor or the third party. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Convertible Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

Section 4.3. Capitalization. The authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, $0.001 par value per share, of which 30,194,514 shares were issued and outstanding as of November 20, 2000;
(ii)1,000,000 shares of Class A preferred stock, $2.00 par value per share, of which (A) 500,000 have been designated as Series A Convertible Preferred Stock, 500,000 of which shares are issued and outstanding, (B) 1,000 have been designated as Series F Convertible Preferred Stock, 781 of which shares are issued and outstanding, (C) 3,000 have been designated as Series G Convertible Preferred Stock, 1,725 of which shares are issued and outstanding and (D) 1,500 have been designated as Series H Convertible Preferred Stock, 1,500 of which shares are issued and outstanding, and no other shares of preferred stock are issued and outstanding. Except for (i) the outstanding Series A Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock, (ii) as set forth in any of the Company's SEC Documents and (iii) as set forth in the Disclosure Schedule, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. Except as otherwise set forth in the Disclosure Schedule, the Company is not a party to any agreement granting to any person with respect to any of its equity or debt securities registration rights that have not been exercised as of the date hereof or anti-dilution rights that have not been waived.

Section 4.4. Common Stock. The Company has registered its Common Stock under Sections 12(b) or 12(g) of the Exchange Act, is in full compliance with its reporting and filing obligations under the Exchange Act, and has not take any action or filed any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act. The Company has taken all action necessary to list its Common Stock on the Principal Market and is in compliance in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

Section 4.5. SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or

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necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. Valid Issuances. When validly converted or exercised in accordance with the terms of the Convertible Debentures or Warrant, respectively, the Conversion Shares and Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement, the Escrow Agreement, the Convertible Debentures or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Securities or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Debentures, the Warrants, the Conversion Shares and the Warrant Shares, shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of interest upon the Securities, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or

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affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect);
provided, however, that the Company makes no representation or warranty that any rights of the Investor under this Agreement, the Convertible Debenture or the Warrants will be enforceable in any bankruptcy proceeding involving the Company, nor that the enforcement of the rights of the Investor under this Agreement or the Convertible Debenture does not conflict with or create an event of default under the governing documents respecting the creation and sale of the Company's Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debentures or the Warrants in accordance with the terms hereof (other than the filing of the Prospectus Supplement and any state securities filings that may be required to be made by the Company subsequent to Closing); provided that, for the purposes of the representations made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.8. No Material Adverse Change. Except as set forth in the SEC Documents, since the date of the financial statement contained in the Company's most recently filed Form 10-Q (or Form 10-QSB) or Form 10-K (or Form 10-KSB), no Material Adverse Effect has occurred or exists with respect to the Company.

Section 4.9. No Undisclosed Events or Circumstances. Except as set forth in the SEC Documents, since the date of the financial statement contained in the Company's most recently filed Form 10-Q (or Form 10-QSB) or Form 10-K (or Form 10-KSB), no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.10. Litigation and Other Proceedings. Except as set forth in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.11. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debentures or the Warrants in connection with the transaction contemplated by this Agreement, have not made,

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at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.12. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock, or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.13. Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance, as necessary to conduct its business, with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.14. Tax Matters.

         (a) The Company and each subsidiary has filed all Tax Returns, which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

         (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are, to the Company's knowledge, no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

         (c) The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

         (d) For purposes of this Section 4.16:

             "IRS" means the United States Internal Revenue Service.

             "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

             "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.15. Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company. The Company's present facilities are adequate for the Company's reasonably foreseeable needs.

Section 4.16. Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.17. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.18. Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.19. Permits and Licenses. The Company holds all necessary permits and licenses to conduct its business as presently conducted. All of such permits and licenses are in full force and effect and, to its knowledge, the Company is not in material violation of any thereof.

Section 4.20. No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.21. Related Party Transactions. The Company is not a party to any agreement or transaction with any of its officers, directors, greater than 5% shareholders or any Affiliate (as defined in SEC Rule 405) of any of said persons that would require disclosure under Item 404 of Regulation S-K that will not be disclosed in the next Form 10-K or proxy statement.

                                   ARTICLE V

                           Covenants of the Investors


         Each Investor, severally and not jointly, covenants with the Company that:

Section 5.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 5.2 Limitation on Short Sales. The Investor agrees that it will make no short sales (as defined in any applicable SEC or NASD rules) of the Company's Common Stock while the Convertible Debenture remains issued and outstanding.


                                   ARTICLE VI

                            Covenants of the Company


Section 6.1. Registration Statement. The Company shall cause the Registration Statement to remain effective from the date hereof until all of the Securities
(i) have been disposed of pursuant to the Registration Statement, (ii) have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, or (iii) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, pro-rata among the Investors in proportion to their respective initial purchases of such securities, shares of Common Stock registered pursuant to the Registration Statement for the purpose of enabling the Company to issue 200% of the registered Conversion Shares and registered Warrant Shares pursuant to this Agreement, based on the then Conversion Price (as defined in the Convertible Debenture). On any date hereafter, in the event that an Investor does not receive Conversion Shares or Warrant Shares registered under the Securities Act upon the conversion of a Convertible Debenture or exercise of a Warrant, then the Company will pay each Investor (pro-rata on a monthly basis), as liquidated damages and not as a penalty, two percent (2%) per month of the aggregate market value of shares of Common Stock purchased from the Company (including the Conversion Shares which would be issuable upon conversion of the Convertible Debentures on any date of determination whether or not the Convertible Debentures are then convertible pursuant to their terms) and including any Warrant Shares held by the Investor (which for the purposes of this provision shall be valued at the difference between the market value of the Warrant Shares at such time and the Warrant exercise price) and held by the Investor for each month thereafter until such shares are registered or the Investor no longer holds any Convertible Debentures or Warrants. The market value of the Common Stock for this purpose shall be the average closing bid price on the Principal Market during such suspension period.

Section 6.2. Notice of Certain Events Affecting Registration. The Company will notify the Investor upon the occurrence of any of the following events ("Suspension Event") in respect of the Registration Statement or Prospectus Supplement in respect of the Securities: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or Prospectus Supplement or any document incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus Supplement or any document incorporated by reference so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein not misleading, and that in the case of the Prospectus Supplement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any supplement or amendment to the Registration Statement as may be required.

Section 6.3. Compliance with Law. Neither the Company nor any of its affiliates (as that term is defined in Rule 405 under the Securities Act) has taken, nor will any of them take, directly or indirectly, any action designed to cause or that would result in, or which constitutes or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Stock.

Section 6.4. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, pro-rata among the Investors in proportion to their respective initial purchases of such securities, shares of Common Stock for the purpose of enabling the Company to issue 200% of the Conversion Shares and the Warrant Shares pursuant to any conversion of the Convertible Debenture or exercise of the Warrants, based on the Conversion Price (as defined in the Convertible Debenture) on the date hereof. On any date hereafter, in the event the number of shares of Common Stock reserved, as to any Investor, is less than 200% of the Conversion Shares necessary to convert all of such Investor's Convertible Debenture, based on the then Conversion Price, and Warrant Shares to exercise all of such Investor's Warrant (the "Trigger Amount"), then the Company shall have thirty (30) days from such date to increase the number of shares reserved as to such Investor above the Trigger Amount.

Section 6.5. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to take all action necessary to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and

Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Securities.

Section 6.6. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Securities.

Section 6.7. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Section 6.8. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Convertible Debentures.

Section 6.9. Future Financing. After the Maturity Date, the Company agrees that it will not enter into any other sale of its securities or any Capital Shares Equivalents at a discount to the then-current bid price until the earlier of (i) 180 days after the effective date of the Registration Statement, (ii) three (3) years from the Closing Date, or (iii) the date on which the Investor no longer holds any of the Convertible Debentures. The foregoing shall not prevent or limit the Company from engaging in any sale of securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, (iv) in a registered public offering by the Company which is underwritten by one or more established investment banks (except an equity line type financing), (v) pursuant to the Registration Statement, or (vi) with the prior written approval of a majority in interest of the Investors, which will not be unreasonably withheld. In the event the Company enters into a sale of its securities pursuant to any of the aforementioned exceptions to the general prohibition on future financing in this
Section 6.9, the Investor shall have a right of first refusal to participate in such financing. The Investors must notify the Company with seven (7) Trading Days of receipt of notice of any such financing that it intends to participate in.

                                  ARTICLE VII

                            Survival; Indemnification


  Section 7.1. Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby; provided, however, that the representations and warranties of the parties set forth in Articles 3 and 4 shall survive until November 21, 2003. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date, unless such party had actual knowledge of such breach or violation prior to the Closing Date.

Section 7.2. Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages in excess of $50,000, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                  (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (ii) any failure by the Company to perform in any material respect any of its material covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (iii) any action instituted against the Investors, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

(b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages in excess of $50,000, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

         (i) any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

         (ii) any failure by the Investor to perform in any material respect any of its material covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3. Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

         All fees and expenses of the Indemnified Party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.


                                  ARTICLE VIII

                             Non-Public Information


Section 8.1. Non-Disclosure of Non-Public Information.

         (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

         (b) The Company will promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.1 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.1(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         (c) Confidentiality. The Investors agree that they will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which it may obtain from the Company pursuant to information obtained under this Section 8; provided, however, that an Investor may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, or (ii) pursuant to an order entered by a legal, regulatory or administrative body having the authority to enter such order provided, however, that, if practicable, prior to any such disclosure, the applicable Investor shall give the Company prompt notice of such order so that the Company may seek a protective order to take the other appropriate legal action to avoid such disclosure.

                                   ARTICLE IX

                           Choice of Law; Arbitration

Section 9.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be exclusively submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party in such injunctive action shall be entitled to its reasonable attorneys' fees in connection therewith.

                                   ARTICLE X

                                   Assignment


Section 10.1. Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Debentures and Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Debentures and Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement. The Investor shall not assign its rights under this Agreement to any Person identified to the Investor by the Company as a competitor of the Company.


                                   ARTICLE XI

                                     Notices


Section 11.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:


If to the Company:                    455 South Gulph Road
                                      King of Prussia, PA 19406
                                      Attn: Marco Emrich
                                      Tel: (484) 679-2200
                                      Fax: (484) 679-2210

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

with a copy to (shall not constitute  Piper Marbury Rudnick & Wolfe LLP
notice):                              1200 Nineteenth Street, NW
                                      Washington, DC 20036
                                      Attention: Robert B. Murphy, Esq.
                                      Telephone: 202-861-3900
                                      Facsimile: 202-223-2085

if to the Investors:                  As set forth on the signature pages hereto

with a copy to:                       Robert Charron, Esq.
(shall not constitute notice)         Epstein Becker & Green, P.C.
                                      250 Park Avenue
                                      New York, New York
                                      Tel.: (212) 351-4500
                                      Fax: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 11.1.


                                  ARTICLE XII

                                  Miscellaneous


Section 12.1. Counterparts/ Facsimile/ Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 12.2. Entire Agreement. This Agreement, the agreements attached as exhibits hereto, which include the Convertible Debentures, the Warrants and the Escrow Agreement, as set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 12.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

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

Section 12.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 12.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section 12.6. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

Section 12.7. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debentures or any Conversion Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company or as may be required by the Company's Transfer Agent or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 12.8. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $20,000, all as set forth in the Escrow Agreement.

Section 12.9. Finder's and Broker's Fees. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except as set forth in the Escrow Agreement. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 12.10. Publicity. The Company agrees that it will not issue any press release or other public announcement, except as required by law, of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two
(2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

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


                  IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as this 22nd day of November, 2000.

                                        SEDONA CORPORATION



                                        By:
                                            ------------------------------------
                                                 Marco Emrich, President & CEO



                                        INVESTORS:
Address:                                AMRO International, S.A.
C/o Ultra Finance
Grossmunsterplatz 6
P.O. Box 4401                           By:
Zurich CH-8022 Switzerland                  ------------------------------------
Fax:  011 411 262 5515                               H.U. Bachofen, Director

Purchase Price:






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